                                                                    EXHIBIT 10.1


                   FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT

                  This Fourth Amendment to Note Purchase Agreement is dated as of March 31, 2003 (this "Fourth Amendment") and amends the Note Purchase Agreement, dated as of May 14, 2001, as amended as of November 6, 2001, April 30, 2002 and September 30, 2002 (the "Note Purchase Agreement"), by and among
(i) VGR Holding Inc. (formerly known as BGLS Inc.), a Delaware corporation (the "Company"), and (ii) the signatories hereto who, collectively, are the Majority Holders (as defined in the Note Purchase Agreement). Capitalized terms used but not otherwise defined in this Fourth Amendment shall have the meanings ascribed to such terms in the Note Purchase Agreement as amended by this Fourth Amendment.

                  WHEREAS, the Company and the Majority Holders desire to amend the Note Purchase Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO NOTE PURCHASE AGREEMENT.

                  a. SECTION 8.4. Section 8.4 of the Note Purchase Agreement is hereby amended by deleting paragraph (f) in its entirety and inserting in lieu thereof the following:

                           "(f) During the period commencing on April 1, 2002 and ending on December 31, 2003, SECTION 8.4(A) shall not prohibit the Company and its Restricted Subsidiaries from incurring Indebtedness in an aggregate amount not exceeding the Permitted Amount at any one time outstanding (in addition to Indebtedness otherwise permitted to be incurred under this Agreement); PROVIDED, HOWEVER, that (i) if the Leverage Ratio is not less than 2.50 to 1 as of June 30, 2003, on June 30, 2003 the Company shall repurchase from the Majority Holders $4,000,000 in aggregate principal amount of Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon,
         (ii) if the Leverage Ratio is not less than 2.50 to 1 as of September 30, 2003, on or before September 30, 2003 the Company shall repurchase from the Majority Holders $4,000,000 in aggregate principal amount of Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon and (iii) on January 1, 2004 either (x) the Leverage Ratio shall be less than 2.50 to 1 or (y) Indebtedness equal to the amount incurred pursuant to this SECTION 8.4(F) shall have been repaid, extinguished or otherwise retired."

                  b. SCHEDULE B. Schedule B of the Note Purchase Agreement is hereby amended so that the defined term "Permitted Amount" is amended in its entirety to read as follows:

                           "`PERMITTED AMOUNT' means (i) $75,000,000 during the period commencing on April 1, 2002 and ending on September 29, 2002,
         (ii) $115,000,000 during the period commencing on September 30, 2002 and ending on December 30, 2002, (iii) $100,000,000 during the period commencing on December 31, 2002 and ending on March 31, 2003, (iv) $115,000,000 during the period commencing on April 1, 2003 and ending on June 29, 2003, (v) $100,000,000 during the period commencing on June 30, 2003 and ending on September 29, 2003 and (vi) $50,000,000 during the period commencing on September 30, 2003 and ending on December 31, 2003. Notwithstanding the foregoing, the Permitted Amount shall be $0 on the earlier of (i) the date VTUSA is designated as a Designated Subsidiary, (ii) June 30, 2003, if the Leverage Ratio is less than 2.50 to 1 as of June 30, 2003 and the Company shall not have repurchased the $4,000,000 of the Notes as contemplated by Section 8.4(f)(i) by June 30, 2003, and (iii) September 30, 2003, if the Leverage Ratio is less than 2.5 to 1 as of September 30, 2003 and the Company shall not have repurchased the $4,000,000 of Notes contemplated by Section 8.4(f)(ii) by September 30, 2003."

                  c. DISCLOSURE SCHEDULES. Certain portions of Schedule 5.4,
         Schedule 5.5, Schedule 5.8, Schedule 5.15 and Schedule 5.23 to the Note Purchase Agreement are hereby amended as set forth on Exhibit A attached to this Third Amendment.

                  2. REPRESENTATIONS AND WARRANTIES. To induce the Majority Holders to enter into this Fourth Amendment, the Company hereby represents and warrants to each other signatory hereto that as of the date hereof:

                           A. CONTINUATION OF REPRESENTATIONS AND WARRANTIES IN
                  NOTE PURCHASE AGREEMENT. The representations and warranties made by it in the Note Purchase Agreement are true and correct in all material respects after giving effect to the transactions contemplated in this Fourth Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                           B. LEVERAGE RATIO. After reducing the amount of
                  outstanding Indebtedness by the Permitted Amount, the Leverage Ratio shall be less than 2.50 to 1.

                           C. NO MATERIAL ADVERSE EFFECT. During the period from
                  September 30, 2002 through the date hereof, there will have been no development or event which could reasonably be expected to have a Material Adverse Effect.

                           D. LEGAL, VALID AND BINDING OBLIGATION. This Fourth
                  Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditor's rights.



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


                           E. NO DEFAULT. No Default or Event of Default shall
                  have occurred and be continuing on such date or after giving effect to the transactions contemplated in this Fourth Amendment.

                  3. REPURCHASE OF NOTES. The effectiveness of this Fourth Amendment shall be conditioned upon the repurchase by the Company from the Majority Holders, on or before April 7, 2003, of $4,000,000 in aggregate principal amount of the Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon.

                  4. REFERENCE TO THE NOTE PURCHASE AGREEMENT. Each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to such Note Purchase Agreement as amended by this Fourth Amendment.

                  5. LIMITED EFFECT. Except as expressly amended and modified by this Fourth Amendment, the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  6. SUCCESSORS. All agreements of the parties to this Fourth Amendment shall bind their respective successors.

                  7. COUNTERPARTS. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

                  8. GOVERNING LAW. THIS FOURTH AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  9. SEVERABILITY. In case any one or more of the provisions in this Fourth Amendment shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                  10. HEADINGS. The headings of the Sections of this Fourth Amendment have been inserted for convenience of reference only, are not to be considered a part of this Fourth Amendment and shall in no way modify or restrict any of the terms or provisions of this Fourth Amendment.

                            [SIGNATURE PAGES FOLLOW]



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



                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                     VGR HOLDING INC.


                                     By:  /s/ RICHARD J. LAMPEN
                                          ------------------------------------
                                           Name:   Richard J. Lampen
                                           Title:  Executive Vice President





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



                                    TCW HIGH INCOME PARTNERS, LTD.

                                    By:    TCW Asset Management Company, its
                                           Investment Advisor


                                    By:  /s/ C. SHAWN BOOKIN
                                         --------------------------------------
                                           Name:  C. Shawn Bookin
                                           Title: Senior Vice President




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





                                 TCW HIGH INCOME PARTNERS II, LTD.

                                 By:    TCW Asset Management Company, its
                                        Investment Advisor


                                 By:  /s/ C. SHAWN BOOKIN
                                      ---------------------------------------
                                        Name:  C. Shawn Bookin
                                        Title: Senior Vice President




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




                                  PIONEER HIGH YIELD CAYMAN UNIT TRUST

                                  By:    TCW Asset Management Company, its
                                         Investment Advisor


                                  By:  /s/ C. SHAWN BOOKIN
                                       ---------------------------------------
                                         Name:  C. Shawn Bookin
                                         Title: Senior Vice President

                                 TCW SHARED OPPORTUNITY FUND III, L.P.

                                 By:    TCW Asset Management Company, its
                                        Investment Advisor


                                 By:  /s/ MARK L. ATTANASIO
                                      ---------------------------------------
                                        Name:  Mark L. Attanasio
                                        Title: Group Managing Director


                                 By:  /s/ C. SHAWN BOOKIN
                                      ---------------------------------------
                                        Name:  C. Shawn Bookin
                                        Title: Senior Vice President





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





                               TCW LEVERAGED INCOME TRUST IV, L.P.

                               By:    TCW Asset Management Company, as its
                                      Investment Advisor


                               By:  /s/ C. SHAWN BOOKIN
                                    ---------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President

                               AND

                               By:    TCW Asset Management Company, as its
                                      Managing Member of TCW (LINC IV)
                                      L.L.C., the General Partner


                               By:  /s/ MARK L. ATTANASIO
                                    ---------------------------------------
                                      Name:  Mark L. Attanasio
                                      Title: Group Managing Director





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





                               TCW LEVERAGED INCOME TRUST, L.P.

                               By:    TCW Advisers (Bermuda), Ltd., as its
                                      General Partner


                               By:  /s/ MARK L. ATTANASIO
                                    ---------------------------------------
                                      Name:  Mark L. Attanasio
                                      Title: Group Managing Director

                               By:    TCW Investment Management Company,
                                      as Investment Adviser


                               By:  /s/ C. SHAWN BOOKIN
                                    ---------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President





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





                              TCW LEVERAGED INCOME TRUST II, L.P.

                              By:    TCW (LINC II), L.P., as its General
                                     Partner

                              By: TCW Advisers (Bermuda), Ltd., its General Partner

                              By:  /s/ MARK L. ATTANASIO
                                   ---------------------------------------
                                     Name:  March L. Attanasio
                                     Title: Group Managing Director

                              By:    TCW Investment Management Company,
                                     as Investment Adviser


                              By:  /s/ C. SHAWN BOOKIN
                                   ---------------------------------------
                                     Name:  C. Shawn Bookin
                                     Title: Senior Vice President





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





                              TCW LINC III CBO LTD.

                              By:    TCW Investment Management Company,
                                     as Collateral Manager


                              By:  /s/ MARK L. ATTANASIO
                                   ---------------------------------------
                                     Name:  Mark L. Attanasio
                                     Title: Group Managing Director


                              By:  /s/ C. SHAWN BOOKIN
                                   ---------------------------------------
                                     Name:  C. Shawn Bookin
                                     Title: Senior Vice President





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




                         AIMCO CDO, SERIES 2000-A

                         By: Allstate Investment Management Company, its Collateral Manager

                         By:    TCW Asset Management Company, its
                                Investment Advisor


                         By:  /s/ MARK L. ATTANASIO
                              ---------------------------------------
                                Name:  Mark L. Attanasio
                                Title: Group Managing Director


                         By:  /s/ C. SHAWN BOOKIN
                              ---------------------------------------
                                Name:  C. Shawn Bookin
                                Title: Senior Vice President





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




                              CAPTIVA II FINANCE LTD.

                              By:    TCW Advisors, Inc., its Financial Manager


                              By:  /s/ MARK L. ATTANASIO
                                   ---------------------------------------
                                     Name:  Mark L. Attanasio
                                     Title: Group Managing Director


                              By:  /s/ C. SHAWN BOOKIN
                                   ---------------------------------------
                                     Name:  C. Shawn Bookin
                                     Title: Senior Vice President

                             TCW SHARED OPPORTUNITY FUND II, L.P.

                             By:    TCW Investment Management Company,
                                    its Investment Manager


                             By:  /s/ MARK L. ATTANASIO
                                  ---------------------------------------
                                    Name:  Mark L. Attanasio
                                    Title: Group Managing Director


                             By:  /s/ C. SHAWN BOOKIN
                                  ---------------------------------------
                                    Name:  C. Shawn Bookin
                                    Title: Senior Vice President








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